Exhibit 99.1

For Immediate Release

Contacts:

Ami Knoefler	Jim Goff
Corporate and Investor Relations	Investor Relations
(510) 284-8851	(510) 574-1421
ami.knoefler@pdl.com	james.goff@pdl.com

PDL BIOPHARMA RELEASES REVISED 2005 FINANCIAL TABLES

Fremont, Calif., March 17, 2006—PDL BioPharma, Inc. (PDL) (NASDAQ: PDLI) is releasing revised financial tables in conjunction with the company’s filing of its 2005 Annual Report on Form 10-K, filed on March 16, 2006. The tables reflect certain revisions to the company’s 2005 GAAP financial results, principally related to the purchase accounting for its acquisition of ESP Pharma, Inc. in March 2005. PDL has also updated the number of shares used in calculations of basic and diluted net loss per share to reflect shares of common stock issued in connection with a collaboration.

These revisions have no effect on the Company’s full year 2006 non-GAAP forward looking financial guidance as provided on February 27, 2006.

A table showing the changes from PDL’s previously announced results for four quarters of fiscal 2005 is attached. Further information regarding these financial results and the revisions described above are in PDL’s Annual Report on Form 10-K for Fiscal 2005.

PDL BioPharma, Inc. is a biopharmaceutical company focused on discovering, developing and commercializing innovative therapies for severe or life-threatening illnesses.

The foregoing contains forward-looking statements involving risks and uncertainties and PDL’s actual results may differ materially from those, express or implied, in the forward-looking statements. The forward-looking statements include our expectations regarding financial results, our expectations regarding the continuation of existing and new collaborative agreements, the possibility that the off-patent branded products will be sold and the anticipated sale price for those products, and the timing of clinical developments as well as other statements regarding our expectations. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following: The continued successful integration of ESP Pharma and Retavase as part of PDL, including the retention of the sales force; changes in our development plans as we and our collaborators consider development plans and alternatives; factors affecting the clinical timeline such as enrollment rates and availability of clinical materials; changes in the market due to alternative treatments or other actions by competitors; and variability in expenses particularly on a quarterly basis, due, in principal part, to total headcount of the organization and the timing of expenses. In addition, PDL revenues depend in part on the success and timing of sales of our licensees, including in particular the continued success of Avastin and Herceptin antibody products by Genentech, Inc. as well as the seasonality of sales of Synagis® from MedImmune, Inc. Quarterly revenues may be impacted by our ability to maintain and increase our revenues from collaborative arrangements such as our co-development agreements with Biogen Idec and Roche. Our revenues and expenses would be affected by new collaborations, material patent licensing arrangements or other strategic transactions.

Other factors that may cause our actual results to differ materially from those expressed or implied in the forward-looking statements in this press release are discussed in our filings with the Securities and Exchange Commission. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

PDL BioPharma and the PDL BioPharma logo are considered trademarks of PDL BioPharma, Inc.

# # #

The following tables reflect the adjustments to fiscal 2005 GAAP results and revised reconciliations to non-GAAP results.

PDL BIOPHARMA, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data )	Years ended December 31,
	2005
	As Furnished GAAP	Revisions (1)	Revised GAAP
Revenues:
Product sales, net	$118,449	2,742	$121,191
Royalties	130,068		130,068
License and other	28,395		28,395

Total revenues	276,912	2,742	279,654

Costs and expenses:
Cost of product sales	60,257		60,257
Research and development	172,039		172,039
Selling, general and administrative	82,295	91	82,386
Acquired in-process research and development	79,417		79,417
Other acquisition-related charges	—	19,434	19,434
Asset impairment charges	31,269		31,269

Total costs and expenses	425,277	19,525	444,802

Operating income (loss)	(148,365)	(16,783)	(165,148)

Interest and other income, net	9,616		9,616
Interest expense	(10,177)		(10,177)

Income (loss) before income taxes	(148,926)	(16,783)	(165,709)
Income taxes expense	868		868

Net income (loss)	$(149,794)	$(16,783)	$(166,577)

Net income (loss) per basic share	$(1.45)		$(1.60)

Net income (loss) per diluted share	$(1.45)		$(1.60)

Shares used in computation of net income (loss) per basic share	103,311		104,326

Shares used in computation of net income (loss) per diluted share	103,311		104,326

(1)	Revisions of certain amounts previously reported in our Form 10-Q for the first and second quarters, Form 10-Q/A for the third quarter and as furnished in our Form 8-K dated March 3, 2006 which included the February 27, 2006 Press Release for the fourth quarter. See Note 1 to the Consolidated Financial Statements in our Form 10-K for the year ended December 31, 2005.

PDL BIOPHARMA, INC.

NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

We use certain non-GAAP financial measures in evaluating our operating performance. These non-GAAP financial results are based upon earnings before interest income, interest expense, income taxes, depreciation and amortization (EBITDA), further adjusted to exclude certain other charges, including acquired in-process research and development, other acquisition-related charges, asset impairment charges and stock-based compensation. We believe that these non-GAAP financial measures enhance an investor’s overall understanding of our financial performance and future prospects by reconciling more closely to the actual cash expenses of the Company in its operations.

	Years ended December 31,
	2005					2004
(In thousands, except per share data )	Revised GAAP	Adjustments		Revised Non-GAAP		GAAP	Adjustments		Non-GAAP
Revenues:
Product sales, net	$121,191			$121,191	(4)	$—			$—
Royalties	130,068			130,068		83,807			83,807
License and other	28,395			28,395		12,217			12,217

Total revenues	279,654	—		279,654		96,024			96,024

Costs and expenses:
Cost of product sales	60,257	(35,434	)(1)	24,823		—
Research and development	172,039	(16,396	)(2)	155,643		122,563	(14,280	)(2)	108,283
Selling, general and administrative	82,386	(2,094	)(3)	80,292		31,806	(1,519	)(3)	30,287
Acquired in-process research and development	79,417	(79,417)		—		—			—
Other acquisition-related charges	19,434	(19,434	)(4)	—		—			—
Asset impairment charges	31,269	(31,269	)(5)	—		—			—

Total costs and expenses	444,802	(184,044)		260,758		154,369	(15,799)		138,570

Operating income (loss)	(165,148)	184,044		18,896		(58,345)	15,799		(42,546)

Interest and other income, net	9,616	(9,664	)(6)	(48)		10,212	(9,739	)(6)	473
Interest expense	(10,177)	10,177		—		(5,028)	5,028		—

Income (loss) before income taxes	(165,709)	184,557		18,848		(53,161)	11,088		(42,073)
Income taxes expense	868	(868)		—		80	(80)		—

Net income (loss)	$(166,577)	$185,425		$18,848		$(53,241)	$11,168		$(42,073)

Net income (loss) per basic share	$(1.60)			$0.18		$(0.56)			$(0.44)

Net income (loss) per diluted share	$(1.60)			$0.17		$(0.56)			$(0.44)

Shares used in computation of net income (loss) per basic share	104,326			104,326		94,982			94,982

Shares used in computation of net income (loss) per diluted share	104,326			109,222		94,982			94,982

(1)	Amortization of intangible assets for our marketed products in 2005.
(2)	Depreciation expenses for our fixed assets ($14.2M in 2005, $11.0M in 2004), amortization of intangible assets associated with the Eos Biotechnology, Inc. acquisition and the re-acquisition from Roche of rights to Zenapax ($2.1M in 2005, $2.5M in 2004), restructuring charges (none in 2005, $0.3M in 2004), and stock-based compensation ($0.2M in 2005, $0.6M in 2004).
(3)	Depreciation expenses for our fixed assets ($1.2M in 2005, $0.8M in 2004), and stock-based compensation ($0.8M in 2005, $0.6M in 2004).
(4)	Revisions of certain amounts previously reported in our Form 10-Q for the first and second quarters, Form 10-Q/A for the third quarter and as furnished in our Form 8-K dated March 3, 2006 which included the February 27, 2006 Press Release for the fourth quarter. See Note 1 to the Consolidated Financial Statements in our Form 10-K for the year ended December 31, 2005.
(5)	Asset impairment charges for off-patent brands of $15.5M and write-off of option to re-acquire rights to manufacture and market Zenapax for acute renal transplant rejection of $15.8M in 2005.
(6)	Interest income.

QUARTERLY FINANCIAL DATA (UNAUDITED)

(in thousands, except per share data)	2005 Quarter Ended
	December 31		September 30		June 30		March 31
	Revised(1)	As Furnished	Revised(1)	As reported	Revised(1)	As Reported	Revised(1)	As Reported
Revenues:
Product sales	$39,012	$39,012	$43,144	$43,144	$38,087	$35,345	$948	$948
Royalties	33,373	33,373	26,003	26,003	37,528	37,528	33,164	33,164
License and other	11,268	11,268	7,536	7,536	4,888	4,888	4,703	4,703

Total revenues	83,653	83,653	76,683	76,683	80,503	77,761	38,815	38,815
Costs and expenses:
Cost of product sales	16,776	16,776	22,209	22,209	20,135	20,135	1,137	1,137
Research and development	46,959	46,959	49,480	49,480	40,339	40,339	35,261	35,261
Selling, general and administrative	28,119	28,028	26,795	26,795	19,806	19,806	7,666	7,666
Acquired in-process research and development(2)	—	—	—		—	—	79,417	79,417
Other acquisition-related charges(3)	10,876	—	5,816	—	2,742	—	—	—
Asset impairment charge(4)	16,044	16,044	15,225	15,225	—	—	—	—

Total costs and expenses	118,774	107,807	119,525	113,709	83,022	80,280	123,481	123,481

Gross profit from product sales	22,236	22,236	20,935	20,935	17,952	15,210	-189	-189

Operating income (loss)	(35,121)	(25,154)	(42,842)	(37,026)	(2,519)	(2,519)	(84,666)	(84,666)
Interest and other income, net	2,781	2,781	2,027	2,027	1,873	1,873	2,935	2,935
Interest expense	(2,655)	(2,655)	(2,671)	(2,671)	(2,709)	(2,709)	(2,142)	(2,142)

Loss before income taxes	(34,995)	(24,028)	(43,486)	(37,670)	(3,355)	(3,355)	(83,873)	(83,873)
Income tax expense (benefit)	(899)	(899)	1,680	1,680	65	65	22	22

Net loss	$(34,096)	$(23,129)	$(45,166)	$(39,350)	$(3,420)	$(3,420)	$(83,895)	$(83,895)

Basic and diluted net loss per share	$(0.31)	$(0.22)	$(0.43)	$(0.37)	$(0.03)	$(0.03)	$(0.87)	$(0.87)

Shares used in computation of basic and diluted net loss per share	111,571	107,512	105,272	105,272	103,705	103,705	96,754	96,754

(in thousands, except per share data)	2005
	December 31		September 30		June 30		March 31
	revised(1)	as furnished	revised(1)	as reported	revised(1)	as reported	revised(1)	as reported
Goodwill	$57,783	N/A	$56,714	$57,520	$31,262	$67,359	$31,262	$67,359
Total Assets	1,166,001	$1,170,262	1,176,171	1,176,977	1,018,799	1,054,896	1,012,680	1,048,777
Total Liabilities	639,936	N/A	625,003	625,003	577,303	577,303	578,234	578,234
Total Stockholders’ Equity	526,065	531,144	551,168	551,974	441,496	477,593	434,446	470,543

(1)	Represents revisions of certain amounts previously reported in our Form 10-Q for the first and second quarters, Form 10-Q/A for the third quarter and as furnished in our Form 8-K dated March 3, 2006 which included the February 27, 2006 Press Release for the fourth quarter. See Note 1 to the Consolidated Financial Statements.
(2)	Represents acquired in-process research and development. The amount for 2005 relates to the ESP Pharma acquisition. For a description of these charges, see Notes 1, 4 and 6 to the Consolidated Financial Statements.
(3)	Represents product sales returns, accounts receivable allowances and other liabilities related to ESP Pharma operations prior to our acquisition of the business. See Note 1 to the Consolidated Financial Statements.
(4)	Represents non-cash charges related to the impairment of off-patent branded products and termination of reversion right. For a description of these charges, see Note 4 to the Consolidated Financial Statements.